UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2025

THIRD HARMONIC BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41498	83-4553503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 210
San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (209) 727-2457

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	THRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the previously announced voluntary liquidation and dissolution of Third Harmonic Bio, Inc. (the “Company”) under the General Corporation Law of the State of Delaware (the “Dissolution”). On June 5, 2025, at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) the stockholders of the Company approved the Dissolution pursuant to the Plan of Liquidation and Dissolution (the “Plan of Dissolution”). The information in this Current Report on Form 8-K supplements and supersedes the prior disclosures of the Company.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 21, 2025, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily delist its shares of Common Stock, par value $0.0001 per share (the “Common Stock”) from Nasdaq and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) pursuant to the Plan of Dissolution.

The Company intends to file with the Securities and Exchange Commission (the “SEC”) a Form 25 on or about July 31, 2025 to effect the voluntary delisting of the Common Stock from Nasdaq under Section 12(b) of the Exchange Act. In connection with the foregoing, the Company requested that the trading of the Common Stock on Nasdaq be suspended effective before the market opens on July 31, 2025. Upon the effectiveness of the Form 25, the Company also intends to file a Form 15 with the SEC to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act and deregister the Common Stock under Section 12(b) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

As contemplated by the Plan of Dissolution previously approved by the Company’s board of directors (the “Board”) and the Company’s stockholders at the Annual Meeting, the Company intends to file a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Delaware on July 31, 2025, which will become effective upon filing. For additional information regarding the Plan of Dissolution and the Dissolution, please see the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2025.

In connection with the effectiveness of the Certificate of Dissolution, the Board fixed July 31, 2025 as the record date for determining stockholders entitled to receive any future distributions of available assets (the “Common Stock Liquidation Distributions”). Accordingly, the Company will instruct its transfer agent to close its stock transfer books and discontinue recording transfers of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), effective as of the close of business on July 31, 2025 and to notify DTC of the same. As a result, the Common Stock will no longer be assignable or transferable on the Company’s books, other than transfers by will, intestate succession or operation of law.

On July 16, 2025, the Board authorized and approved a Common Stock Liquidation Distribution of $5.35 per share of Common Stock. The Company currently estimates that it will make its first distribution in August 2025.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Departures

In connection with the planned wind down of the Company’s operations and the Dissolution, Edward Conner will cease serving as the Company’s Chief Medical Officer, Julie Person will cease serving as the Company’s Chief Administrative Officer, Jennifer Dittman will cease serving as the Chief Operating Officer and Dennis Dean will cease serving as the Company’s Chief Non-Clinical Development Officer, in each case, effective as of the Effective Time. Natalie Holles is expected to cease serving as the Company’s Chief Executive Officer at a later date.

Officer Compensation

On July 16, 2025, the Board approved a compensation package for Christopher Murphy, the Company’s Chief Financial and Business Officer, to continue to service as an officer of the Company through a period ending on the three-year anniversary of the date of the Dissolution (the “Term”). Mr. Murphy will be compensated with a base salary of $50,000 per year of the Term and a cash bonus of $100,000 at the end of the Term, subject to Mr. Murphy’s continued service through the end of the Term.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-

looking statements. Forward-looking statements include, without limitation, the timing and progress and results of the Company’s planned wind down and dissolution, the Company’s Nasdaq listing status and registration of its securities; the Company’s ability to sell, license, monetize and/or divest THB335 or any other of the Company’s assets and technologies to realize potential benefit for its stockholders. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the Company may not realize any value from the sale, license, monetization and/or divestiture of one or more of the Company’s assets and technologies; and other risks described in the Company’s filings with the SEC, including, but not limited to, those risks and uncertainties included in the section entitled “Risk Factors,” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 8, 2025, and in the Company’s other filings with the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD HARMONIC BIO, INC.

Date: July 21, 2025	By:	/s/ Chris Murphy
Chris Murphy
Chief Financial and Business Officer